Henderson	Summary Prospectus • November 30, 2011
Japan Focus Fund
Class A Shares (HFJAX), Class C Shares (HFJCX), Class I Shares (HFJIX)

Before you invest, you may want to review the Fund’s Statutory Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Statutory Prospectus and other information about the Fund online at www.hendersonglobalinvestors.com/funddocuments. You can also get this information free by calling 866.343.6337 or by sending an e-mail to fundcontact@hendersonna.com. The Fund’s Statutory Prospectus and Statement of Additional Information, each dated November 30, 2011, are incorporated by reference into (and are considered part of) this Summary Prospectus.

Investment Objective

The Japan Focus Fund’s investment objective is to achieve long-term capital appreciation primarily through investment in equities of Japanese companies.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge discount on your purchases of Class A shares if you and your immediate family invest, or agree to invest in the future, at least $50,000 in Henderson Global Funds. More information about these and other discounts is available from your financial professional and in the sections entitled “Sales Charge Reductions-Class A Shares” and “Sales Charge Waivers-Class A Shares” on pages 41-42 of the Prospectus and the section entitled “Purchases, Exchanges and Redemption Information” on page 63 of the Statement of Additional Information.

Shareholders fees	Class A	Class C	Class I
(fees paid directly from your investment)	Shares	Shares	Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None	1.00% (a)	None

Annual fund operating expenses (expenses you pay each	Class A	Class C	Class I
year as a percentage of the value of your investment)	Shares	Shares	Shares
Management Fees (b)	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.79%	0.79%	0.79%
Total Annual Fund Operating Expenses	1.79%	2.54%	1.54%
Fee Waiver and/or Expense Reimbursement (c)	0.44%	0.44%	0.44%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.35%	2.10%	1.10%

(a) A CDSC of up to 1% may be imposed on certain redemptions of Class C shares within 12 months of purchase.
(b) Effective June 1, 2011, the management fee for the Fund was reduced from 1.00% to 0.75%.
(c) The Fund’s adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses in order to limit total annual ordinary operating expenses, less distribution and service fees, to 1.10% of the Fund’s average daily net assets. The Fund’s Expense Limitation Agreement shall terminate upon the earlier of the termination of the Advisory Agreement or July 31, 2020. The Fund’s adviser may discontinue the fee waiver or expense reimbursement in the Expense Limitation Agreement at any time after its expiration date.

Expense Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The expense example assumes that the adviser’s agreement to waive fees and/or reimburse expenses expires on July 31, 2020. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1-Year	3-Year	5-Year	10-Year
Class A	$705	$978	$1,273	$2,168
Class C	313	658	1,130	2,493
Class I	112	350	607	1,408

You would pay the following expenses if you did not redeem your shares:
	1-Year	3-Year	5-Year	10-Year
Class A	$705	$978	$1,273	$2,168
Class C	213	658	1,130	2,493
Class I	112	350	607	1,408

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 43% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies economically tied to Japan. Equity securities include common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. For purposes of this investment strategy, assets of the Fund means net assets plus the amount of any borrowings for investment purposes. Companies economically tied to Japan are broadly defined to include any company that meets one of the following tests:

•	its country of organization, its primary business office and/or the principal trading market of its stock are located in Japan
•	50% or more of its assets are located in Japan
•	50% or more of its revenues are derived from Japan

Fund investment performance will be derived primarily from stock selection. The Fund generally purchases securities of companies that are regarded highly by the manager based upon an analysis of a company’s valuations relative to earnings forecasts or other valuation criteria, earnings growth prospects of a company, the quality of a company’s management and the unique competitive advantages of a company.

The Fund may invest up to 15% of its net assets in illiquid securities.

The Fund generally sells a stock when in the manager’s opinion there is deterioration in the company’s fundamentals, the company fails to meet performance expectations, the stock achieves its target price, its earnings are disappointing or its revenue growth has slowed. The Fund may also sell a stock if a superior investment opportunity arises or to meet cash requirements. The manager anticipates that the Fund will continue to hold securities of companies that grow or expand so long as the manager believes the securities continue to offer prospects of long-term growth. Some of the Fund’s investments may produce income, although income from dividends and interest will be incidental and not an important consideration in choosing investments.

The Fund may engage in derivative transactions to seek return, to hedge against fluctuations in securities prices or currency exchange rates, or as a substitute for the purchase or sale of securities or currencies. The Fund expects to use derivatives principally when seeking to hedge currency exposure using forward foreign currency contracts, or to gain exposure to equity securities using futures contracts on securities indices. However, the Fund may also purchase or sell other types of futures or forward contracts; options on futures contracts; exchange-traded and over-the-counter options; equity collars; equity-linked securities and equity swap agreements. There is no stated limit on the Fund’s use of derivatives.

The Fund may engage in active and frequent trading to achieve its investment objective. The Fund does not limit its investments to companies of any particular size and may invest a significant portion of its assets in smaller and less seasoned issuers. However, in an attempt to reduce portfolio risks, the manager will invest across sectors, industry groups and/or securities.

Principal Investment Risks

You can lose money by investing in the Fund and your investment in the Fund may not perform as well as other similar investments. As with any fund, the value of the Fund’s investments and therefore the value of the Fund’s shares as well as the amount of any dividend paid may fluctuate significantly. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal risks that could adversely affect the total return on your investment include:

• Geographic Focus Risk. The risk of investing mostly in one country. Investments in a single country may be affected by common economic forces and other factors. This vulnerability to factors affecting Japanese investments is significantly greater than it would be for a more geographically diversified fund, and may result in greater losses and volatility. This Fund focuses on issuers in Japan and is particularly vulnerable to factors affecting the Japanese market. Japan is especially prone to natural disasters given its island geography and location on natural fault lines. The nation is also highly dependent on nuclear energy that provides cheap sources of energy, but provides significant risk in the event of an earthquake. The 2011 earthquake, tsunami and nuclear disaster caused its economy to stall, affecting international supply lines, import demand and ultimately slowing the economies of its international trading partners.

• Market and Equity Securities Risk. The risk that the stock price of one or more of the companies in the Fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. Because the Fund’s portfolio primarily consists of common stocks, it is expected that the Fund’s NAV will be subject to greater price fluctuation than a portfolio containing primarily fixed income securities.

• Smaller and Less Seasoned Companies Risk. The risk that the Fund may also invest in securities issued by smaller companies and in less seasoned issuers, including through initial public offerings and private placements. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies and, especially in the case of initial public offerings and private placements, their securities may trade less frequently and in more limited volume than those of larger, more mature companies, and the prices of their securities may tend to be more volatile than those of larger, more established companies.

• Foreign Investments Risk. The risks of investing outside the US include currency fluctuations, economic or financial insolvency, lack of timely or reliable financial information, possible imposition of foreign withholding taxes or unfavorable political or legal developments. These risks are typically greater in less developed or emerging market countries.

• Derivatives Risk. Derivatives involve special risks different from, and potentially greater than, the risks associated with investing directly in securities and may result in greater losses. The successful use of derivatives depends on the manager’s ability to manage these sophisticated instruments, which require investment techniques and risk analysis different from those of other investments. Derivatives involve the risk of mispricing or improper valuation and the prices of derivatives may move in unexpected ways especially in unusual market conditions, and may result in increased volatility and unexpected losses. Some derivatives are “leveraged” and therefore will magnify or otherwise increase any investment losses. The use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the manager’s potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for a Fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. Derivatives also may involve credit and interest rate risks. In addition, the risks associated with the use of derivatives are magnified to the extent that a larger portion of the Fund’s assets are committed to derivatives in general or are invested in a few types of derivatives.

• Frequent Trading Risk. The Fund’s portfolio turnover rate may be 100% or more. The risk that frequent buying and selling of investments involve higher trading costs and other expenses may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect your after tax return on your investment in the Fund. Any distributions resulting from such net gains will be considered ordinary income for federal income tax purposes.

Performance

The bar chart and table below provide some indication of the risk of an investment in the Fund by showing the changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for different calendar periods compared to those of a broad-based securities market index. When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information on our website, www.hendersonglobalinvestors.com, or by calling 866.3HENDERSON (or 866.343.6337).

The annual returns in the bar chart which follows are for the Class A shares without reflecting payment of any front-end sales charge; if they did reflect such payment of sales charges, annual returns would be lower.

Total Return (%)
per calendar year

During the four-year period ended December 31, 2010, the Fund’s highest and lowest quarterly returns were 26.63% and (18.94)% for the quarters ended June 30, 2009 and March 31, 2009, respectively. The year-to-date return through September 30, 2011 was (5.64)%.

Average Annual Total Returns for periods ended December 31, 2010	1 Year	Since Inception
(including maximum sales charges)%		%
Class A (Inception January 31, 2006)
Return Before Taxes	11.55	(5.25)
Return After Taxes on Distributions	11.51	(5.42)
Return After Taxes on Distributions and Sale of Fund Shares	7.51	(4.42)
Class C (Inception January 31, 2006)
Return Before Taxes	17.47	(4.79)
Class I (Inception May 31, 2011)1
Returns Before Taxes	18.31	(4.10)
MSCI Japan Index (reflects no deductions for fees, expenses or taxes)	15.59	(3.34)

1
The performance for Class I shares for the period prior to May 31, 2011 is based on the performance of Class A shares. Performance for Class I shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Class I shares are not subject to a front-end sales charge or a distribution fee.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After tax-returns are shown only for the Class A shares. The after-tax returns of the Class C or I shares will vary from those shown for the Class A shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses.

Management

Henderson Global Investors (North America) Inc. is the investment adviser of the Fund. Henderson Investment Management Limited is the subadviser of the Fund. Michael Wood-Martin, Director of Japanese Equities, Portfolio Manager, has managed the Fund since inception in 2006.

Purchases and Sales of Fund Shares

The following table illustrates the minimum investment requirements for the Fund’s Class A and Class C shares:

Account Type	Minimum to Open an Account	Minimum Balance
Regular	$500	$500
IRA and Roth IRA	500	500
Coverdell Education Savings Account (Educational IRA)	500	500
Automatic Investment Plan	500	500

Subject to meeting the Class I shares eligibility requirements, please check with your individual consultant, financial intermediary, plan administrator or third party record-keeper for information about the minimum investment requirements that may be imposed by such party.

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open.

You may purchase, redeem or exchange Class A, Class C or Class I shares of the Fund either through a financial advisor, financial intermediary, or directly through the Fund.

Tax Information

The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax-exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMPRO-JAF-11

HENDERSON GLOBAL FUNDS

Henderson Japan Focus Fund
(the “Fund”)

     Supplement dated November 30, 2011
to the Prospectus dated November 30, 2011 and to the
Summary Prospectus dated November 30, 2011

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT OBJECTIVE

This supplement provides new and additional information beyond that contained in the Prospectus and should be retained and read in conjunction with the Prospectus.

Change in Investment Objective

The Board of Trustees has approved a change to the Fund’s investment objective effective January 31, 2012. The Fund’s current investment objective is:

“The Japan Focus Fund’s investment objective is to achieve long-term capital appreciation primarily through investment in equities of Japanese companies and secondarily through investment in equities of other Asian companies.”

As of January 31, 2012, the above paragraph will no longer be effective. Investors are advised as of January 31, 2012, the Fund’s new investment objective will be:

“The Japan Focus Fund’s investment objective is to achieve long-term capital appreciation primarily through investment in equities of Japanese companies.”

This change in the investment objective will not change the Fund’s principal investment strategies or principal risks as discussed in the Fund’s current Prospectus dated November 30, 2011.